UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Fanatical Place
City of Windcrest
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO RSU and Performance Stock Units Awards

On August 19, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Rackspace Technology, Inc. (the “Company”) approved the issuance of 1,091,989 restricted stock units (“RSUs”) to the Company’s Chief Executive Officer, Kevin Jones, on the terms set forth in the Company’s standard form of RSU agreement (the “RSU Grant Agreement”). The awarded RSUs will vest in six equal installments every six months following the date of the grant, subject to certain acceleration events described in the RSU Grant Agreement. The RSU award was made to bring Mr. Jones’s compensation in-line with market.

In addition, on August 19, 2021, the Committee also approved the issuance of new performance stock units (“PSUs”) to Mr. Jones. A total of 623,993 PSUs were awarded to Mr. Jones on the terms set forth in the Performance Stock Unit Agreement (the “PSU Agreement”). The PSUs replace previously awarded performance stock units awarded to Mr. Jones. The performance metric for the PSUs is the Company’s Non-GAAP Operating Profit (as defined in the PSU Agreement) measured over a trailing four-quarter period. Vesting of the PSUs is subject to the continued employment of Mr. Jones by the Company and is subject to certain clawback provisions, in each case as described in the PSU Agreement.

The description of the terms of the RSU Grant Agreement and the PSU Agreement above does not purport to be complete and is qualified in its entirety by reference to the full text of the RSU Grant Agreement, a copy of which is filed as Exhibit 10.1 hereto, and the PSU Agreement, a copy of which is filed as Exhibit 10.2 hereto, each of which are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Form of Restricted Stock Unit Award Agreement between Rackspace Technology, Inc. and the Company’s Chief Executive Officer.
10.2	Form of Performance Stock Unit Agreement between Rackspace Technology, Inc. and the Company’s Chief Executive Officer.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	August 25, 2021	By:	/s/ Amar Maletira
Amar Maletira
President and Chief Financial Officer